UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Self Storage Group, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/15 - 06/30/15

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

SELF STORAGE GROUP, INC.

WWW.SELFSTORAGEGROUPINC.COM

2015

SEMI-ANNUAL REPORT • JUNE 30, 2015

We own and operate 7 self storage facilities located in the Northeast, Mid-Atlantic,

and Mid-West regions of the country under the brand Global Self Storage.

PORTFOLIO ANALYSIS
June 30, 2015

TOP TEN		June 30, 2015
HOLDINGS
1	SSG Bolingbrook LLC
2	SSG Dolton LLC
3	SSG Rochester LLC
4	SSG Merrillville LLC
5	SSG Sadsbury LLC
6	SSG Summerville I LLC
7	SSG Summerville II LLC
8	Extra Space Storage, Inc.
9	CubeSmart
10	Sovran Self Storage, Inc.
Top ten holdings comprise approximately 87% of total assets.

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance whether or not any securities will be retained.

1 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

TO OUR STOCKHOLDERS
August 12, 2015	Financial Statements

Dear Fellow Stockholders:

It is a pleasure to welcome the new stockholders who have made their investment in Self Storage Group, Inc. (Ticker: SELF) (hereafter referred to as the “Company”) since our last report. The Company currently is a non-diversified closed end fund whose common stock is traded over the counter. As previously reported, the Company’s stockholders voted to approve the proposal to change the Company’s business from an investment company to an operating company that owns, operates, manages, acquires, develops, and redevelops self storage facilities (the “Business Proposal”). Since stockholder approval of the Company’s Business Proposal, the Company has taken numerous steps to implement the Business Proposal including, among other things, acquiring and operating self storage facilities, investing in publicly traded real estate investment trusts (“REITs”), terminating its investment management agreement and converting to internal management, qualifying as a REIT for federal tax purposes, applying to the Securities and Exchange Commission (“SEC”) to deregister as an investment company, filing to register its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applying to list its common stock on NASDAQ Capital Market. Although we expected to have completed the investment company deregistration in the first half of 2015, the process is taking longer than anticipated. Consequently, though we cannot be certain of the date we will receive the deregistration order, we do believe that we are nearing the end of the deregistration process. Upon deregistration as an investment company, the Company intends to register under the Exchange Act, list its shares on NASDAQ Capital Market and change its name to Global Self Storage, Inc.

As a closed end fund, the primary investment objective of the Company is to provide a high level of income, with capital appreciation as a secondary objective. After the expected deregistration of the Company, it will no longer be a closed end fund subject to its current investment objectives. The Company is internally managed and currently pursues its investment objectives by owning and operating self storage facilities through its wholly owned subsidiaries and by holding shares of publicly traded REITs. While management is committed to fully implementing the Business Proposal, until that time, the Company’s Board of Directors has the power to change or modify the Business Proposal if it concludes that doing so would be in the best interests of the Company and its stockholders.

Global Self Storage Financial Update

We grew our top-line results by increasing same-store revenues by 17.3% for the year-to-date period ended June 30, 2015 versus the same time period in 2014. Same-store cost of operations decreased by 5.5%, which is a tribute to all Company

SAME - STORE PROPERTIES(1)
Year-to-date ended June 30
	2015	2014	Variance	Percentage Difference
Revenues	$2,175,299	$1,854,388	$320,911	17.3%
Costs of Operations	927,426	981,752	(54,326)	(5.5%)
Funds from Operations	1,247,873	872,636	375,237	43.0%
Sq. ft. occupancy	90.1%	88.9%	1.2%	1.4%
Annualized Revenue per Leased Sq Ft	$ 9.93	$ 8.30	$1.63	19.6%

(1)

The table above is not a full and complete financial presentation of the Company’s results in accordance with U.S. generally accepted accounting principles (“GAAP”), but is rather a summary of certain of its self storage properties’ financial highlights. For example, certain expense and income items such as “Corporate overhead expense”, “Securities dividends and interest income” and “Realized gain (or losses) on securities” are not included, presented or discussed in this table. Funds From Operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts, Inc. as net income computed in accordance with GAAP, excluding gains or losses on sales of operating properties and impairment write downs of depreciable real estate assets, plus depreciation and amortization and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. The Company believes that to further understand the Company’s performance, FFO should be considered along with the reported net income and cash flows in accordance with GAAP, as presented in the Company’s consolidated financial statements. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income as an indication of the Company’s performance, as an alternative to net cash flow from operating activities as a measure of liquidity, or as an indicator of the Company’s ability to make cash distributions.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 2

President’s Letter

employees’ cost saving initiatives. The combination of increased revenues coupled with decreased expenses resulted in increased same-store funds from operations of 43.0%. Corporate overhead decreased by 10.3%.

We credit our positive results to, among other things: our internet marketing efforts in building and maintaining 90+% average occupancy across all stores with high quality, long term, high value tenants; our courteous and helpful customer service in building local brand loyalty resulting in powerful referral and word-of-mouth market demand for our storage units and services; and our revenue rate management programs which have helped increase our total Global Self Storage annualized revenue per leased square foot by 19.6% year over year. All of the Company’s employees contributed to the gratifying results, which are summarized in the table on the previous page.

We have been actively reviewing a number of property and portfolio acquisition candidates and have been working to further develop and expand our current properties. Importantly,

at our Sadsburyville, PA facility, we completed construction of a state-of-the-art, all climate-controlled two story storage building adding 16,756 leasable square feet featuring a number of unique drive-up climate-controlled units. This expansion has been well received by the local community. As of this writing, 65% of the first floor and 37% of the entire building has been leased, all within four months of the completion of construction. As previously reported, we are moving forward with site work and construction of the expansion project in Bolingbrook, IL which, when completed, will add a little over 45,000 leasable square feet of climate-controlled and traditional storage units. The project has a budget of $2,200,000, which equates to an all-in projected cost of approximately $49.00 per square foot.

Global Self Storage Operational Progress

The Company currently owns, operates and manages, through its wholly owned subsidiaries, seven self storage facilities located in New York, Pennsylvania, Illinois, Indiana and South

GLOBAL SELF STORAGE FACILITIES
Year-to-date ended June 30
Property	Address	Year Opened	Number of Units	Net Leasable Square Feet (1)	June 30, 2015 Square Foot Occupancy %	June 30, 2014 Square Foot Occupancy %
SSG BOLINGBROOK LLC	296 North Weber Road Bolingbrook, IL 60440	1997	499	66,850	96%	93%
SSG DOLTON LLC	14900 Woodlawn Avenue Dolton, IL 60419	2007	649	86,725	96%	90%
SSG MERRILLVILLE LLC	6590 Broadway Merrillville, IN 46410	2005	507	71,420	95%	92%
SSG ROCHESTER LLC	2255 Buffalo Road Rochester, NY 14624	2010	650	68,012	95%	94%
SSG SADSBURY LLC	21 Aim Boulevard Sadsburyville, PA 19369	2006	699	79,004	78%	92%
SSG SUMMERVILLE I LLC	1713 Old Trolley Road Summerville, SC 29485	1990	557	72,700	80%	69%
SSG SUMMERVILLE II LLC	900 North Gum Street Summerville, SC 29483	1997	254	41,458	93%	93%

TOTAL			3,815	486,169	90.1%	88.9%

(1)

Includes outside auto/RV/boat storage space of approximately 13,000 square feet at SSG Sadsbury LLC; 11,300 square feet at SSG Bolingbrook LLC; 9,900 square feet at SSG Dolton LLC; 11,170 square feet at SSG Merrillville LLC; and 5,300 square feet at SSG Summerville II LLC. During the first half of 2015, upon completion of its new construction project SSG Sadsbury LLC added 219 all-climate controlled storage units comprising 16,756 leasable square feet. Also during the first half of 2015, SSG Bolingbrook LLC eliminated 98 parking spaces (32,700 square feet) to accommodate its new buildings construction project which, when complete, will add some 320 climate-controlled and traditional storage units totaling 45,000 leasable square feet to the facility. Approximately 42% of our total available units are climate-controlled, 54% are traditional and 4% are parking.

3 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

TO OUR STOCKHOLDERS
Financial Statements

Carolina, comprising more than 80% of its net assets. All together, these facilities total 486,169 net rentable square feet and offer 3,815 storage units. In addition to traditional and climate-controlled units, many of the facilities feature both covered and outside auto/RV/boat storage.

As of June 30, 2015, the average overall square foot occupancy for all of the Company’s facilities combined was 90.1%, up from 87.7% on December 31, 2014, up from 88.9% on June 30, 2014 and up from 79.3% on December 31, 2013. So far this year, our self storage properties experienced the usual late spring and early summer seasonal boost in overall occupancy; we anticipate a slight occupancy decrease during late fall and early winter 2015. We believe that through our various marketing initiatives, we are continuing to attract long term value tenants who we expect will be storing with us for years. Currently, our average tenant duration of stay is over two years.

Global Self Storage Marketing and Customer Service

Our storage facilities are located in the Northeast, Mid-Atlantic and Mid-West regions of the country in generally highly populated and high traffic areas. In each of these areas, our marketing efforts are focused on attracting quality long term tenants. This “tenant quality over tenant quantity” focus extends to all of our marketing and customer service efforts, especially reflected in our referral marketing program.

We have developed the brand “Global Self Storage” and have re-named and re-branded each of the Company’s self storage facilities to “Global Self Storage”. We intend to convert all future property acquisitions to the “Global Self Storage” brand. We have developed the corporate logo and have incorporated it on all of our on-site signage, advertising and other marketing materials. This branding process has included the creation and development of the www.GlobalSelfStorage.us website, whereby prospective customers can click through and read and learn about the features of any of our self storage facilities in their various locations. Existing self storage customers may also pay their storage unit rent on-line through www.GlobalSelfStorage.us.

We are continuing to develop the Global Self Storage web presence through selected internet advertising and search engine optimization work. Concomitantly, we continue to solicit reviews from our customers for posting on the “Testimonials” section of our website. Go see for yourself how our customers feel about their storage experiences with us – most customer reviews give us their top rating of 5 stars. We have found that our most reliable source of new tenants is from our roster of current tenants through referrals. In all of our marketing efforts, nothing seems to be as productive as asking happy, satisfied customers to recommend Global Self Storage to their family, friends, colleagues and others. We believe our Property Managers’ attention to detail – maintaining security, cleanliness and attentive customer service – can reap long term benefits for the Company in attracting more and longer length of stay self storage tenants.

Each of the Global Self Storage facilities features a 24/7 Rental and Payment Center Kiosk where prospective tenants may rent a unit at any hour of the day and current tenants may pay their rent. All of our facilities have on-site Property Managers who are committed to delivering the finest customer service. Our customer Call Center handles telephone inquiries from current and prospective tenants whenever our Property Managers are not available, can respond to questions about our facilities and storage features, and can take storage unit reservations. We are committed to delivering convenience and care to our storage customers as well as maintaining clean and secure self storage facilities at all times.

Importantly, we have implemented an ongoing revenue management program which includes regular internet data scraping of local competitors’ prices. We do this in order to maintain our competitive market price advantage for our various sized storage units at our Global Self Storage properties. This program helps us maximize and realize our properties’ occupancies and our self storage revenue and net operating income.

Self Storage Market Report

Operationally throughout 2014 and continuing into the first half of 2015, the self storage industry continued to enjoy positive trends. Demand for self storage space was sustained by the recovering job and housing markets. The industry experienced generally higher occupancies which led to higher asking rental rates in many markets. Rental rate discounting (“$1 Move-In”, “First Month Free”) was widely reported to be reduced due to higher occupancies. Finally, there continued to be a relatively low number of newly developed self storage properties available, further bolstering demand for existing self storage space by storage customers. It is management’s expectation that this rise in demand, coupled with limited new construction, should continue to support positive absorption across all markets. The Company’s management has noted in

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 4

President’s Letter

certain markets among certain well capitalized self storage companies, a recent renewed interest in developing new self storage properties, in expanding existing self storage properties, and in converting and repurposing existing well located retail and other buildings to climate-controlled and traditional storage unit properties. We can report that the Company is and will seek to continue to be a part of these new developments in self storage.

The positive operational trends described above combined with continued low interest rates have led new investors into the self storage real property market. Capitalization rates have compressed for high quality class A institutional size properties, traditionally in demand by REITs and private equity groups. This phenomenon of many players seeking and bidding up relatively few available class A assets have sent yield seeking investors down the quality scale to capture higher returns in stabilized assets in one-off markets and class B and C assets located in secondary and tertiary markets. We expect these trends to continue through 2015. As such, the Company intends to continue seeking investment opportunities in real property self storage facilities and to employ its strict standards in evaluating all new opportunities. Also as previously mentioned, we intend to expand by new construction some of our self storage facilities wherever economically feasible. In addition to the completed expansion at Global Self Storage in Sadsburyville, PA and the new buildings construction project at Global Self Storage in Bolingbrook, IL, we intend to explore the feasibility of profitable expansion at the Merrillville, Rochester and Summerville II facilities.

Risk Factors

Stockholders should note that there are a number of risks related to the Company’s business during the implementation and following the consummation of the Business Proposal. These include, but are not limited to, risks related to the operating performance of the Company’s self storage facilities and risks associated with the Company’s real estate investments. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT.

The foregoing is qualified by reference to a more complete statement of applicable risks contained in this report under “Policies and Risks-Risk Factors” and in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available at www.SelfStorage GroupInc.com and upon request by contacting the Company.

Strategy and Returns

The Company’s strategy in 2015 continues to be to own and operate self storage facilities, seek self storage facility acquisition opportunities, and maintain certain investments in the securities of large, quality companies in the REIT universe. The Company’s current strategy has resulted in a year-to-date total return through June 30, 2015 based on net asset value of 9.99% and a total return based on market price value of 1.17%. Distributions for the year through June 30, 2015 totaled $0.13 per share. The Company publishes its net asset value as of the end of each calendar quarter and, as of June 30, 2015, the Company’s net asset value per share was $5.45 and its share closing market price was $3.54. While investment return and value will vary and shares of the Company may subsequently be worth more or less than original cost, this represents an opportunity for investors to purchase the Company’s shares at what we believe to be a discount to their underlying value.

Distribution Policy and Tax Treatment

The current distribution policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. As noted above, year-to-date through June 30, 2015, distributions paid totaled $0.13 per share. The majority of these distributions is estimated to be comprised of net investment income and net capital gains. The estimated components of each quarterly distribution, which may include a potential return of capital, are provided to stockholders of record in a notice accompanying the distributions. The Company qualified for treatment as a REIT for federal tax purposes in fiscal years 2013 and 2014 and intends to qualify for treatment as a REIT for federal tax purposes in fiscal year 2015.

Stockholder Rights Plan

On July 28, 2015, the Company announced that its Board of Directors, after careful consideration and based on the recommendation of a special committee comprised solely of the independent directors, by the unanimous vote of the directors present, adopted a stockholder rights plan (the “Plan”). This action has been taken in furtherance of implementing the Company’s Business Proposal. In approving the Plan, the Board seeks to preserve the Company’s ability to fully implement

5 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

TO OUR SHAREHOLDERS
President’s Letter

the Business Proposal and to discourage the accumulation of shares by persons or groups of persons to such an extent that concentrated ownership may adversely affect the Company’s ability to qualify as a REIT for federal tax purposes and deregister as an investment company. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on July 28, 2015. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire at the close of business on November 25, 2015, unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed.

Subject to certain exceptions in the rights agreement (“Rights Agreement”), the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 18% or more of the outstanding shares of the Company’s common stock. In this event, any person who “beneficially owns” (as defined in the Rights Agreement) more than 16% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 16% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 18% or more of the Company’s common stock.

Company Website

The Company’s website, www.SelfStorageGroupInc.com, provides investors with investment information, news, and other material regarding the Company. You are invited to use this resource to learn more about the Company.

As always, we are grateful to the Company’s long standing stockholders for their continuing support.

Sincerely,

Mark C. Winmill

President

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 6

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2015 (Unaudited)
Financial Statements

Member Equity Interest		Value

	REAL ESTATE OWNED (82.87%)
	Self Storage Properties (82.87%)
100%	SSG Bolingbrook LLC (a) (b)	$6,000,002
100%	SSG Dolton LLC (a) (b)	5,800,001
100%	SSG Merrillville LLC (a) (b)	5,700,000
100%	SSG Rochester LLC (a) (b)	5,800,001
100%	SSG Sadsbury LLC (a) (b)	5,500,001
100%	SSG Summerville I LLC (a) (b)	3,000,000
100%	SSG Summerville II LLC (a) (b)	1,700,000

	Total real estate owned (Cost $27,725,000)	33,500,005

Shares	COMMON STOCKS (5.83%)
	Real Estate Investment Trusts (5.83%)

	Diversified (1.23%)
2,700	Public Storage	497,799

	Industrial (4.60%)
24,000	CubeSmart	555,840
12,000	Extra Space Storage, Inc.	782,640
6,000	Sovran Self Storage, Inc.	521,460
		1,859,940

	Total common stocks (Cost $1,360,102)	2,357,739

	PREFERRED STOCKS (2.92%)
	Real Estate Investment Trusts (2.92%)
	Industrial (0.98%)
15,000	CubeSmart 7.75%, Series A	395,250

	Retail (1.94%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	398,700
15,000	Realty Income Corp., 6.625%, Series F	387,150
		785,850

	Total preferred stocks (Cost $1,165,208)	1,181,100

	OTHER (0%)
2	RMR Asia Pacific Fund Fractional shares (b) (Cost $ 0)	0

	SHORT TERM INVESTMENT (8.82%)
3,565,353	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $3,565,353)	3,565,353

	Total investments (Cost $33,815,663) (100.44%)	40,604,197

	Liabilities in excess of cash and other assets (-0.44%)	(181,042)

	Net assets (100.00%)	$40,423,155
(a) Controlled affiliate. (b) Illiquid and/or restricted security that has been fair valued. LLC Limited Liability Company See notes to financial statements.

7 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2015

Assets
Investments, at value
Wholly owned subsidiaries (cost $27,725,000)	$33,500,005
Unaffiliated issuers (cost $6,090,663)	7,104,192

40,604,197

Cash	29,754
Dividends receivable	13,200
Other assets	4,765

Total assets	40,651,916

Liabilities
Accounts payable and accrued expenses	165,870
Due to affiliates	62,891

Total liabilities	228,761

Net Assets	$40,423,155

Net Asset Value Per Share
(applicable to 7,416,766 shares outstanding:
20,000,000 shares of $.01 par value authorized )	$5.45

Net Assets Consist of
Paid in capital	$33,159,940
Undistributed net realized gains	428,165
Net unrealized appreciation on investments	6,835,050

$40,423,155

See notes to financial statements.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 8

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2015

Investment Income
Dividends
Wholly owned subsidiaries	$1,140,000
Unaffiliated issuers	80,217

Total investment income	1,220,217

Expenses
Compensation and benefits	363,056
Occupancy and other office expenses	74,656
Registration	62,860
Bookkeeping and pricing	37,795
Auditing	20,915
Directors	20,415
Legal	18,800
Stockholder communications	11,698
Custodian	6,900
Insurance	5,430
Transfer agent	5,110
Other	2,877

Total expenses	630,512

Net investment income	589,705

Realized and Unrealized Gain (Loss)
Net realized gain on investments in unaffiliated issuers	900,368
Net unrealized appreciation (depreciation)
Wholly owned subsidiaries	2,220,006
Unaffiliated issuers	(423,652)

Net realized and unrealized gain	2,696,722

Net increase in net assets resulting from operations	$3,286,427

See notes to financial statements.

9 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2015	Year Ended December 31, 2014

Operations
Net investment income	$589,705	$1,126,343
Net realized gain	900,368	1,459,315
Unrealized appreciation	1,796,354	3,503,130

Net increase in net assets resulting from operations	3,286,427	6,088,788

Distributions to Stockholders
Net investment income	(491,977)	(450,425)
Net realized gains	(472,203)	(1,477,934)

Total distributions	(964,180)	(1,928,359)

Total increase in net assets	2,322,247	4,160,429

Net Assets
Beginning of period	38,100,908	33,940,479

End of period	$40,423,155	$38,100,908

End of period net assets include undistributed net investment loss	$-	$(97,728)

See notes to financial statements.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 10

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2015

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$3,286,427
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(1,796,355)
Net realized gain on sales of investment securities	(900,368)
Capital invested in wholly-owned subsidiaries	(450,000)
Proceeds from sales of investment securities	900,368
Net purchases of short term investments	(144,160)
Decrease in due from subsidiaries	3,372
Decrease in dividends receivable	2
Decrease in other assets	5,430
Increase in accrued expenses	40,647
Increase in due to affiliates	18,817

Net cash provided by operating activities	964,180

Cash Flows from Financing Activities
Cash distributions paid	(964,180)

Net cash used in financing activities	(964,180)

Net change in cash	-

Cash
Beginning of period	29,754

End of period	$29,754

See notes to financial statements.

11 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	June 30, 2015 (Unaudited)
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Self Storage Group, Inc. (the “Company”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed end management investment company. The Company is internally managed by its officers under the direction of its Board of Directors. Its shares are quoted over the counter under the ticker symbol SELF.

On February 29, 2012, stockholders approved a proposal to change the Company’s business from an investment management company to an operating company that owns, operates, manages, acquires, develops and redevelops professionally managed self storage properties (the “Business Proposal”). While management is committed to fully implementing the Business Proposal, until that time, the Company’s Board of Directors has the power to change or modify the Business Proposal if it concludes that doing so would be in the best interests of the Company and its stockholders.

As a closed end management investment company, the primary investment objective of the Company is to provide a high level of income, with capital appreciation as a secondary objective. The Company has applied to the Securities and Exchange Commission to deregister as a closed end management investment company under the Act. After the Company deregisters, it will no longer be a closed end management investment company subject to its current investment objectives.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Company:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures approved by the Company’s Board of Directors. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Company may invest in shares of other investment companies (the “Acquired Fund”) in accordance with the Act and related rules. Stockholders in the Company bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Company’s expenses. Expenses incurred by the Company that are disclosed in the statement of operations do not include fees and expenses incurred of an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total returns.

Investments in Real Estate Investment Trusts – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Real Estate Owned – Self Storage Properties – The Company owns, operates, manages, acquires, develops and redevelops self storage properties through wholly owned subsidiaries.

Short Sales – The Company may sell a security short it does not own in anticipation of a decline in the market value of the security.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 12

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

When the Company sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Company is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Company’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as practicable after the Company is notified. Taxes withheld on income from foreign securities have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Company to have been incurred solely by the Company are borne by the Company. Expenses deemed by the Company to have been incurred jointly by the Company and one or more of the other investment companies for which its affiliates serve as investment manager or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Company.

Expense Reduction Arrangement – Through arrangements with the Company’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Company during the periods covered by this report.

Distributions to Stockholders – Distributions to stockholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – The Company has elected to be treated as a REIT under the Internal Revenue Code of 1986, as amended (“IRC”). In order to maintain its qualification as a REIT, among other things, the Company is required to distribute at least 90% of its REIT taxable income to its stockholders and meet certain tests regarding the nature of its income and assets. As a REIT, the Company is not subject to federal income tax with respect to that portion of its income which meets certain criteria and is distributed annually to stockholders. The Company plans to continue to operate so that it meets the requirements for taxation as a REIT. Many of these requirements, however, are highly technical and complex. If the Company were to fail to meet these requirements, it would be subject to federal income tax. The Company is subject to certain state and local taxes.

Foreign securities held by the Company may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Company invests.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2012 – 2014), or expected to be taken in the Company’s 2015 tax returns.

2. RELATED PARTY TRANSACTIONS Certain officers and directors of the Company also serve as officers and directors of Winmill & Co. Incorporated (“Winco”), Bexil Corporation, Tuxis Corporation (“Tuxis”), and their affiliates (collectively with the Company, the “Affiliates”). As of June 30, 2015, certain of the Affiliates owned approximately 2% of the Company’s outstanding common stock. Pursuant to an arrangement between a professional employer organization (“PEO”) and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations under the IRC and, in connection therewith, Midas Management Corporation (“MMC”), a subsidiary of Winco, acts as a conduit payer of compensation and benefits to the Affiliates’ employees including those who are concurrently employed by the Company and its Affiliates. Rent expense of concurrently used office space and overhead expenses for various concurrently used administrative and support functions incurred by the Affiliates are allocated at cost among them. The Affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the IRC. The aggregate compensation and benefits accrued and paid by the Company for the six months ended June 30, 2015 was $363,056. The aggregate rent and overhead accrued and paid by the Company for the six months ended June 30, 2015 was $36,887. As of June 30, 2015, the Company had reimbursements payable to MMC and Winco for compensation and benefits and rent and overhead of $62,891.

13 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Under the terms of the Company’s employment agreement with its President, Mark C. Winmill, the maximum monthly automobile allowance is $1,000 per month. To the extent that the monthly maximum payment under the Company’s automobile lease exceeds the monthly allowance, Mr. Winmill must reimburse the Company for the excess amount. In this regard, Mr. Winmill has reimbursed the Company $1,878 for the automobile payments paid and due in 2015.

The Company leases office space from Tuxis under a rental agreement. The terms of occupancy are month to month and automatically renew unless terminated by either party on ten days written notice. The monthly rental charges are $1,000 per month due and payable on the first day of each month. For the six months ended June 30, 2015, the total rent paid by the Company to Tuxis was $6,000.

3.  DISTRIBUTIONS TO STOCKHOLDERS AND DISTRIBUTABLE EARNINGS For the six months ended June 30, 2015, the Company paid distributions totaling $964,180. As of June 30, 2015, the distribution is estimated to be comprised of $491,977 and $472,203 of net investment income and net realized gains, respectively, based on information available at this time and is subject to change. The classification of these distributions for federal income tax purposes will be determined after the Company’s fiscal year ending December 31, 2015. Actual amounts may be recharacterized among net investment income, net realized gains, and return of capital for tax purposes after year end 2015, although the exact amount is not estimable as of June 30, 2015.

For the year ended December 31, 2014, the Company paid distributions comprised of the following:

Distributions paid from:
Net investment income	$ 450,425

Net realized gains	1,477,934

Total distributions	$ 1,928,359

As of December 31, 2014, distributable earnings on a tax basis was comprised of the following:

Unrealized appreciation	$ 4,940,968

The difference between book and tax unrealized appreciation is attributable to income of the Company’s wholly owned unconsolidated subsidiaries. Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

4. VALUE MEASUREMENT GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•  Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•  Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 – unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 14

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis:

Real estate assets – Real estate assets, including self storage facilities held indirectly through one or more wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures approved by the Company’s Board of Directors. Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party and additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the VC under the direction of and pursuant to procedures approved by the Company’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Company’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value

Real estate owned	$-	$-	$33,500,005	$33,500,005

Common stocks	2,357,739	-	-	2,357,739

Preferred stocks	1,181,100	-	-	1,181,100

Other	-	-	0	0

Short term investments	3,565,353	-	-	3,565,353

Total investments, at value	$7,104,192	$-	$33,500,005	$40,604,197

There were no securities transferred from level 1 at December 31, 2014 to level 2 at June 30, 2015.

15 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

Real Estate Owned		Other	Total

Balance at December 31, 2014	$ 30,830,000	$519,765	$31,349,765

Cost of purchases	450,000	-	450,000

Proceeds from sales	-	(900,368)	(900,368)

Realized gain	-	900,368	900,368

Transfers into (out of) level 3	-	-	-

Change in unrealized appreciation	2,220,005	(519,765)	1,700,240

Balance at June 30, 2015	$ 33,500,005	$0	$33,500,005

Net change in unrealized appreciation attributable to assets still held as level 3 at June 30, 2015	$ 2,220,005	$0	$2,220,005

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: marketability, professional appraisals of portfolio companies, company and industry results and outlooks, and general market conditions. The VC then recommends a value for each asset in light of all the information available. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the asset. Significant changes in any of those inputs in isolation may result in a significantly lower or higher value measurement. The pricing of all fair value assets is reported to the Company’s Board of Directors.

In valuing the self storage properties owned through the Company’s wholly owned subsidiaries as of June 30, 2015, the VC used a number of significant unobservable inputs to develop a range of possible values for the properties. It used a sales comparison approach which looks at recent sales of self storage properties considered similar to the subject property, an income capitalization approach which looks at discounted cash flow analysis based on certain assumptions regarding the property’s trend in income and expenses, and a cost approach which looks at recent comparable land sales in the subject area and the estimated replacement value of the existing buildings and site improvements.

The values obtained from weighting the three methods described above, with greater weight given to the sales comparison approach, were then discounted for the lack of marketability of the Company’s membership interest in each subsidiary, which represents the range of rates the VC believes market participants may apply. The resulting range of values, together with the underlying support, other information about each underlying property’s financial condition and results of operations and its industry outlook, were considered by the VC, which recommended a value for each subsidiary.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of June 30, 2015:

	Fair Value	Valuation Technique	Unobservable Input	Range

REAL ESTATE OWNED Self Storage Properties	$33,500,005	Income capitalization approach	Capitalization rates	5% - 8%

OTHER	$0	Liquidating value	Discount rate for lack of marketability	100%

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 16

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

5.  INVESTMENTS IN WHOLLY OWNED SUBSIDIARIES The following summary sets forth the Company’s membership equity ownership including membership equity capital additions and reductions, cash dividends received by the Company, and the value of each wholly owned subsidiary as recorded in the schedule of portfolio investments as of and for the six months ended June 30, 2015.

	Beginning	Membership Equity		Ending	Dividend	Value
	Equity Interest Percentage	Gross Additions	Gross Reductions	Equity Interest Percentage	Income	June 30, 2015
SSG Bolingbrook LLC	100%	$-	$-	100%	$ 200,000	$ 6,000,002

SSG Dolton LLC	100%	$-	$-	100%	$ 250,000	$ 5,800,001

SSG Merrillville LLC	100%	$-	$-	100%	$ 190,000	$ 5,700,000

SSG Rochester LLC	100%	$-	$-	100%	$ 255,000	$ 5,800,001

SSG Sadsbury LLC	100%	$450,000	$-	100%	$ 40,000	$ 5,500,001

SSG Summerville I LLC	100%	$-	$-	100%	$ 125,000	$ 3,000,000

SSG Summerville II LLC	100%	$-	$-	100%	$ 80,000	$ 1,700,000

The Company’s wholly owned subsidiaries are each a controlled affiliate as defined under the Act. A controlled affiliate is an issuer in which the Company’s holdings represent 25% or more of the outstanding voting securities of such issuer.

6.  SUMMARIZED FINANCIAL INFORMATION OF WHOLLY OWNED SUBSIDIARIES Each of the Company’s wholly owned subsidiaries owns and operates a self storage facility business. The following sets forth unaudited summarized information as to assets, liabilities, and results of operations for each wholly owned subsidiary as of and for the six months ended June 30, 2015:

Dollars in thousands	SSG Bolingbrook LLC	SSG Dolton LLC	SSG Merrillville LLC	SSG Rochester LLC	SSG Sadsbury LLC	SSG Summerville I LLC	SSG Summerville II LLC
OPERATING DATA
Six months ended June 30, 2015
Rental revenues	$334	$378	$311	$490	$306	$228	$127

Costs of operations	135	126	118	229	170	103	52

Income from operations	$199	$252	$193	$261	$136	$125	$75

Depreciation and amortization	$64	$58	$56	$43	$48	$27	$15

Net income	$135	$194	$137	$218	$88	$98	$60

BALANCE SHEET DATA
June 30, 2015
Real estate assets, net	$5,489	$4,940	$4,656	$3,513	$4,575	$2,219	$1,243

Total assets	$5,664	$5,076	$4,767	$3,654	$4,709	$2,267	$1,271

Total liabilities	$131	$104	$79	$28	$19	$43	$24

17 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

7.  ILLIQUID AND RESTRICTED INVESTMENTS The Company holds investments that have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. These investment holdings have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted investment holdings owned at June 30, 2015, were as follows:

	Acquisition Date	Cost	Value
SSG Bolingbrook LLC	6/27/13	$5,700,000	$6,000,002

SSG Dolton LLC	6/27/13	5,100,000	5,800,001

SSG Merrillville LLC	6/27/13	4,825,000	5,700,000

SSG Rochester LLC	12/5/12	3,750,000	5,800,001

SSG Sadsbury LLC	12/24/12	4,750,000	5,500,001

SSG Summerville I LLC	7/12/13	2,300,000	3,000,000

SSG Summerville II LLC	8/20/13	1,300,000	1,700,000

RMR Asia Pacific Fund Fractional shares	2010	0	0

Total		$27,725,000	$33,500,005

Percent of net assets		69%	83%

8.  INVESTMENT TRANSACTIONS Purchases and proceeds of investments, excluding short term investments, were $450,000 and $900,368, respectively, for the six months ended June 30, 2015. As of June 30, 2015, for federal income tax purposes subject to change, the aggregate cost of investments was $33,873,124 and net unrealized appreciation was $6,731,073, comprised of gross unrealized appreciation of $6,792,197 and gross unrealized depreciation of $61,124. The aggregate cost of investments for tax purposes will depend upon the Company’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

9.  BORROWING AND SECURITIES LENDING The Company has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Company to adjust its credit facility amount up to $20,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Company that are held with the Company’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Company adjusts the facility amount each day to equal borrowing drawn that day, the 0.50% annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. As of June 30, 2015, there was no outstanding loan balance or assets pledged as collateral and there was no borrowing activity during the six months ended June 30, 2015.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Company to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Company and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Company may designate any security within the pledge collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Company. BNP must remit payment to the Company equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 18

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Company to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Company’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Company’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Company will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Company can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Company’s custodian no later than three business days after such request. If the Company recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Company’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Company shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Company earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. As of and for the six months ended June 30, 2015, there were no Lent Securities.

10.  INVESTMENT AND SECURITIES RISK

Foreign securities risk. Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Non-diversification risk. The Company is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified company. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified company.

Equity securities risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Concentration risk. The Company’s assets are concentrated in investments in the real estate industry and, as a result, the value of the Company’s common stock may be subject to greater volatility than an investment company with a portfolio that is less concentrated by industry. If the securities of the real estate industry or self storage companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification. A more concentrated portfolio may cause the Company’s net asset value to be more volatile and thus may subject stockholders to more risk. As of June 30, 2015, the Company held approximately 83% of its assets in self storage properties. Thus, the volatility of the Company’s net asset value, and its performance in general, depends disproportionately more on the performance of a single industry than that of a more diversified company.

REIT risk. The Company’s investments in securities of real estate companies involve risks. The REITs in which the Company invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

11.  CAPITAL STOCK The Company is authorized to issue 20,000,000 shares of $0.01 par value common stock. There were no transactions in common stock during 2014 or the six months ended June 30, 2015.

12.  STOCKHOLDER RIGHTS PLAN On March 27, 2015, the Company’s Board of Directors adopted a stockholder rights plan (the “Plan”) dated March 27, 2015. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on March 27, 2015. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire at the close of business on July 24, 2015, unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed. Subject to certain exceptions in the rights agreement, (“Rights Agreement”) the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 18% or more of the outstanding shares

19 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	(Unaudited) concluded
Financial Statements

of the Company’s common stock. In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 16% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 16% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 18% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void. A copy of the Rights Agreement specifying the terms and conditions of the rights is available on the Company’s website at www.SelfStorageGroupInc.com.

13.  SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Company may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Company did not repurchase any of its shares during 2014 or the six months ended June 30, 2015.

14.  COMMITMENTS AND CONTINGENCIES The Company indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Company. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Company under circumstances that have not occurred.

The Company leases an automobile under a lease expiring on February 25, 2017. The future minimum lease payments under the lease in aggregate are $28,913 comprised of annual payments of $13,878, $13,878, and $1,157 for the years ending December 31, 2015, 2016, and 2017, respectively.

15.  OTHER INFORMATION The Company may at times raise cash for investment by issuing shares through one or more offerings,

including rights offerings. Proceeds from any such offerings will be invested in accordance with the Company’s business strategy to acquire and operate self storage properties.

16.  SUBSEQUENT EVENTS On July 28, 2015, the Company’s Board of Directors adopted a stockholder rights plan (the “Plan”) dated July 28, 2015. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on July 28, 2015. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire at the close of business on November 25, 2015, unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed. Subject to certain exceptions in the rights agreement “Rights Agreement”, the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 18% or more of the outstanding shares of the Company’s common stock. In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 16% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 16% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 18% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void. A copy of the rights agreement specifying the terms and conditions of the rights is available on the Company’s website at www.SelfStorageGroupInc.com.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 20

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2015	Year Ended December 31,
Per Share Operating Performance		2014	2013	2012	2011	2010

(for a share outstanding throughout each period)
Net asset value, beginning of period	$5.14	$4.58	$4.74	$4.60	$5.00	$4.43

Income from investment operations:
Net investment income (loss) (1)	.08	.15	(.09)	.01	.19	.20
Net realized and unrealized gain (loss) on investments	.36	.67	.28	.60	(.33)	.59
Total income from investment operations	.44	.82	.19	.61	(.14)	.79

Less distributions:
Net investment income	(.07)	(.06)	(.06)	(.02)	(.26)	(.22)
Net realized gains	(.06)	(.20)	(.29)	(.45)	-	-
Total distributions	(.13)	(.26)	(.35)	(.47)	(.26)	(.22)

Net asset value, end of period	$5.45	$5.14	$4.58	$4.74	$4.60	$5.00

Market value, end of period	$3.54	$3.63	$3.59	$3.69	$3.78	$4.17

Total Return (2)
Based on net asset value	9.99%	20.67%	5.70%	16.22%	(1.86)%	19.60%

Based on market price	1.17%	8.72%	6.43%	10.10%	(3.30)%	21.07%

Ratios/Supplemental Data (3)
Net assets at end of period (000s omitted)	$40,423	$38,101	$33,940	$35,155	$34,102	$37,071

Ratio of total expenses to average net assets	3.29%*	3.72%	3.14%	2.60%	2.31%	2.00%
Ratio of net expenses excluding loan interest and fees to average net assets	3.29%*	3.71%	3.14%	2.60%	2.30%	1.96%
Ratio of net investment income (loss) to average net assets	3.08%*	3.19%	(1.88)%	0.25%	4.31%	4.33%

Portfolio turnover rate	1%	1%	57%	115%	22%	55%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Company’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by an Acquired Fund in which the Company invests.

*	Annualized.

21 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

POLICIES AND RISKS	(Unaudited)
Additional Information

Investment Objectives and Policies

Until the Company’s deregistration as an investment company becomes effective, the Company’s primary investment objective is to provide a high level of income. This objective is fundamental and may not be changed with stockholder approval. The Company is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without stockholder approval. The Company’s secondary investment objective of capital appreciation is not fundamental and may be changed by the Board of Directors without stockholder approval. Notice to stockholders of any change in the Company’s secondary investment objective will be provided as required by applicable law. After the Company’s deregistration becomes effective, it will no longer be governed by the Act.

Risk Factors

Stockholders should note that there are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal. Additionally, there are risks related to the operating performance of the Company’s self storage facilities and the Company’s performance will be subject to risks associated with the real estate industry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT. The summary of risk factors below is qualified by reference to a more complete statement of applicable risks contained in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available at www. selfstoragegroupinc.com/proxy-statement.html and upon request by contacting the Company.

There are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal and they should be noted:

•	The Company is pursuing a business in which it has limited operating history.

•	The Company’s investments are subject to concentration risk.

•	The Company’s performance is subject to risks associated with operation of self storage facilities.

The following factors, among others, may adversely affect the operating performance of the Company’s self storage facilities:

•	Perceptions by prospective tenants of the Company’s self storage properties of the safety, convenience, and attractiveness of such properties and the areas in which they are located.

•	A general decline in rental rates or an increase in tenant defaults.

•	Vacancies or inability to rent storage space on favorable terms.

•	Increases in operating costs.

•	Actual or perceived oversupply or declining demand of self storage in a particular area.

•	Difficulties in hiring, training and maintaining skilled field personnel.

•	Competition from other self storage facilities which may adversely impact the markets in which the Company invests and in which the Company’s self storage companies operate.

The Company’s performance may be subject to risks associated with the real estate industry. Some of these risks include:

•	The Company expects to invest in a limited number of self storage facilities.

•	Prevailing economic conditions may adversely affect the Company’s business, financial condition and results of operations.

•	The Company may be unable to complete acquisitions that would grow its business.

•	The inability to achieve satisfactory completion of due diligence investigations and other customary closing conditions.

•	The consideration paid for properties may exceed their value.

•	The Company may acquire properties subject to liabilities.

•	The Company’s investments in development and redevelopment projects may not yield anticipated returns.

•	The Company may not complete development projects on schedule or within projected budgeted amounts.

•	The Company may encounter delays or refusals in obtaining all necessary zoning, land use, building, occupancy and other required governmental permits and authorizations.

•	The Company may be unable to increase occupancy at a newly acquired property as quickly as expected or at all.

•	The Company may be unable to obtain financing for these projects on favorable terms or at all.

•	The Company may fail to successfully integrate and operate acquired properties.

•	Regulatory compliance costs will reduce the Company’s income.

•	The Company may incur liability from tenant and employment-related claims and litigation.

•	Uninsured losses or losses in excess of the Company’s insurance coverage could adversely affect its financial condition and cash flow.

•	Perceptions of the self storage industry.

•	The Company’s investments will be relatively illiquid.

•	Until the Business Proposal is fully implemented, the Company’s performance may be subject to the risks of investment in publicly traded REITs.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 22

POLICIES AND RISKS	(Unaudited)
Additional Information

•	Delays in acquisitions of self storage facilities may adversely affect your investment.

•	The Company may be unable to maintain its current level of distributions or increase distributions over time.

There are risks related to the Company’s organization and structure:

•	Management has limited experience operating a REIT.

•	The Board may revoke the Company’s REIT election at any time.

•	The Company’s business could be harmed if key personnel with business experience in the self storage industry terminate their employment with the Company.

•	There may be conflicts of interest resulting from the relationships among the Company and its affiliates and other related parties.

•	The Company may sell its common stock at a price below book value without stockholder approval.

•

Once the Company deregisters under the Investment Company Act of 1940, as amended, and assuming it does not reclassify its Board or list its common stock on NASDAQ, the Company’s reporting obligations to stockholders may be materially affected.

•	Certain provisions of Maryland law and the Company’s Charter and By-laws may prevent changes in control or otherwise discourage takeover attempts that may be beneficial to stockholders.

There are risks related to the Company’s tax status as a REIT:

•	Even though the Company currently qualifies for federal tax treatment as a REIT, it may face tax liabilities that will reduce its cash flow.

•	Complying with the REIT requirements may cause the Company to forego, or to liquidate, otherwise attractive opportunities.

•	Failure to continue to qualify for treatment as a REIT may have adverse tax consequences.

•

The Company’s REIT taxable income may exceed its cash flow for a year, which could necessitate its borrowing funds and/or subject it to tax, thus reducing the cash available for distribution to its stockholders.

•	Distributions or gain on sale of shares may be treated as unrelated business taxable income to tax-exempt investors.

•	Dividends payable by the Company will not qualify for the reduced tax rates available for “qualified dividend income.”

•	REIT restrictions on ownership of shares may delay or prevent its acquisition by a third party.
•	The Company may be subject to adverse legislative or regulatory tax changes.

Proxy Voting

The Company’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Company collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Company’s website at www.SelfStorageGroupInc.com.

Quarterly Schedule Of Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company makes the Forms N-Q available on its website at www.SelfStorageGroupInc.com.

Distributions

The Company’s current distribution policy is to provide stockholders with a relatively stable cash flow and attempt to reduce or eliminate the Company’s market price discount to its net asset value per share. The distributions are paid from ordinary income and any net capital gains, with the balance representing return of capital. The policy may be changed or discontinued without notice. The Company’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Company is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Company and other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Company’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Company is required to indicate the source of each distribution to stockholders. The Company estimates that distributions for the period commencing January 1, 2015, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Company normally sends stockholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

23 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

DIVIDENDS	(Unaudited)
Additional Information

HISTORICAL DISTRIBUTION SUMMARY
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
June 30, 2015*	$ 0.070	$ 0.000	$ 0.060	$ 0.130
2014	$ 0.060	$ 0.000	$ 0.200	$ 0.260
2013	$ 0.060	$ 0.000	$ 0.290	$ 0.350
2012	$ 0.020	$ 0.000	$ 0.450	$ 0.470
2011	$ 0.260	$ 0.000	$ 0.000	$ 0.260
2010	$ 0.220	$ 0.000	$ 0.000	$ 0.220
2009	$ 0.235	$ 0.000	$ 0.000	$ 0.235
2008	$ 0.240	$ 0.000	$ 0.000	$ 0.240
2007	$ 0.170	$ 0.050	$ 0.000	$ 0.220
2006	$ 0.130	$ 0.150	$ 0.000	$ 0.280
2005	$ 0.200	$ 0.080	$ 0.000	$ 0.280
2004	$ 0.245	$ 0.090	$ 0.000	$ 0.335
2003	$ 0.220	$ 0.140	$ 0.000	$ 0.360
2002	$ 0.280	$ 0.220	$ 0.000	$ 0.500
2001	$ 0.360	$ 0.200	$ 0.000	$ 0.560
2000	$ 0.420	$ 0.160	$ 0.000	$ 0.580
6 months ended 12/31/99	$ 0.230	$ 0.070	$ 0.000	$ 0.300
12 months ended 6/30/99	$ 0.550	$ 0.130	$ 0.000	$ 0.680
From June 29, 1998 to November 30, 1998	$ 0.520	$ 0.320	$ 0.000	$ 0.840

*The classification of these distributions for federal income tax purposes will be determined after the Company’s fiscal year ending December 31, 2015. Actual amounts may be recharacterized among net investment income, net realized gains, and return of capital for tax purposes after year end 2015, although the exact amount is not estimable as of June 30, 2015.

SELF STORAGE GROUP, INC.	Semi-Annual Report 2015 24

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT JUNE 30, 2015

Market Price per Share	$3.54

Net Asset Value per Share	$5.45

Market Price Discount to Net Asset Value	35.0%

Ticker Symbol	SELF

CUSIP Number	81631Y102

2015 QUARTERLY DISTRIBUTION DATES

Declaration	Record	Payment

March 2	March 16	March 31

June 1	June 15	June 30

September 1	September 16	September 30

December 1	December 15	December 30

COMPANY INFORMATION

Stock Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

www.amstock.com

1-800-278-4353

SELFSTORAGEGROUPINC.COM

Visit us on the web at www.SelfStorageGroupInc.com.

The site provides information about the Company, including market performance, net asset value, dividends, press releases, and stockholder reports. For further information, please email us at info@SelfStorageGroupInc.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities or other assets (including real estate) in which the Company invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Company’s objectives will be attained.

Company Information - This report, including the financial statements herein, is transmitted to the stockholders of the Company for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Company may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Company, although nothing herein shall be considered a commitment to purchase such shares.

25 Semi-Annual Report 2015	SELF STORAGE GROUP, INC.

SELF
STORAGE
GROUP, INC.

WWW.SELFSTORAGEGROUPINC.COM

SELF
TICKER

Printed on Recycled Paper

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit EX-99.

(a)(3)	Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-99 906.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Self Storage Group, Inc.

August 27, 2015	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Self Storage Group, Inc.

August 27, 2015	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Self Storage Group, Inc.

August 27, 2015	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Self Storage Group, Inc.

August 27, 2015	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer